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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -----

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 2, 2000
                                                          ------------



                        CIRCLE INTERNATIONAL GROUP, INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Delaware                     0-8664             94-1740320
      ------------------------          ------------       ---------------
  (STATE OR OTHER JURISDICTION OF       (COMMISSION        (I.R.S. EMPLOYER
          INCORPORATION)                FILE NUMBER)      IDENTIFICATION NO.)



              260 Townsend Street, San Francisco, California 94107
              ----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 978-0600
                                                           --------------
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Item 5.      Other Events.
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             On , July 2, 2000, EGL, Inc., a corporation organized under the laws of Texas ("Parent"), EGL Delaware I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("Merger Sub"), and Circle International Group, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing, among other things, for the merger of Merger Sub with and into the Company (the "Merger"), whereupon the Company will become a wholly-owned subsidiary of Parent.

             Immediately prior to the execution of the Merger Agreement, the Company executed an amendment (the "Amendment") to the Rights Agreement, dated as of October 24, 1994 (the "Rights Agreement"), between the Company and Chemical Trust Company of California (the "Rights Agent"). The Amendment provides, among other things, that (a) none of the Merger Agreement, the Option Agreements each dated as of July 2, 2000, between the Company and Parent (the "Option Agreements") and the Stockholder Agreements, each dated as of July 2, 2000, between Parent and certain affiliates of Parent and the Company, or the consummation of the transactions contemplated thereby, will cause (i) Parent or Merger Sub or any of their affiliates or associates to be deemed an "Acquiring Person" under the Rights Agreement or (ii) the "Stock Acquisition Date" or the "Distribution Date under the Rights Agreement to occur upon any such event, and
(b) the "Rights" (as defined in the Rights Agreement) will expire upon the earliest of (i) the close of business on the Final Expiration Date (as defined in the Rights Agreement), (ii) the time at which the Rights are redeemed as provided in Section 23 thereof, (iii) the time at which the Rights are exchanged as provided in Section 24 thereof, and (iv) immediately prior to the Effective Time (as defined in the Merger Agreement).

             A copy of the Amendment is available free of charge from the Company. This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

             On July 3, 2000, the Company and Parent announced that they had signed the Merger Agreement. A copy of the press release regarding this transaction is attached as Exhibit 99.2 hereto and incorporated by reference herein.



Item 7    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c)

           Exhibit 4.2

           Amendment to Rights Agreement, dated as of July 2, 2000



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           Exhibit 99.1

             Press release of July 3, 2000 with an announcement regarding the signing of an Agreement and Plan of Merger among EGL, Inc., EGL Delaware I, Inc. and Circle International Group, Inc.


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                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                      By:    /S/ Janice Kerti
                                         ------------------------------------
                                             Janice Kerti
                                             Senior Vice President,
                                             Chief Financial Officer, and
                                             Principal Accounting Officer


Dated:  July 3, 2000



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                                 EXHIBIT INDEX



  Exhibit No.                     Description
  -----------                     -----------
       4.2       Amendment to Rights Agreement, dated as of July 2, 2000

      99.1       Press Release, dated July 3, 2000.